SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 1998


                           FLEET FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 (State or other jurisdiction of incorporation)


         1-6366                                           05-0341324
(Commission File Number)                       (IRS Employer Identification No.)


    One Federal Street, Boston, MA                               02211
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 617-292-2000



          (Former name or former address, if changed since last report)

Item 5. Other Events.

Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


Item 7. Financial Statements and Other Exhibits.

        Exhibit No.                Description
        99                         Fleet Financial Group, Inc. Press Release
                                   Dated April 15, 1998


SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                              FLEET FINANCIAL GROUP, INC.
                                              Registrant


                                              By:  /s/ Robert C. Lamb, Jr.
                                                   ----------------------------
                                                       Robert C. Lamb, Jr.
                                                       Controller
                                                       Chief Accounting Officer



Dated:  April 15, 1998